UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________ FORM 8-K ________________
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): May 31, 2023 ________________
Primo Water Corporation (Exact name of registrant as specified in its charter) ________________

Ontario (State or other jurisdiction of incorporation)	001-31410 (Commission File Number)	98-0154711 (IRS Employer Identification No.)

1150 Assembly Dr. Suite 800 Tampa, Florida, United States (Address of Principal Executive Offices)		33607 (Zip Code)

Registrant’s telephone number, including area code: (813) 544-8515 ________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares without nominal or par value	PRMW	New York Stock Exchange
	PRMW	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual and Special Meeting of Shareowners (the “Meeting”) of Primo Water Corporation (the “Company”) was held on Wednesday, May 31, 2023. As at the record date of April 27, 2023, 159,134,534 common shares were outstanding and entitled to notice of and to vote at the Meeting.

Election of Directors

At the Meeting, shareowners approved the election of Britta Bomhard, Susan E. Cates, Eric J. Foss, Jerry Fowden, Thomas J. Harrington, Derek R. Lewis, Lori T. Marcus, Billy D. Prim, Archana Singh and Steven P. Stanbrook to serve for the ensuing year and until their respective successors are elected.

	For	Against	Withhold	Broker non-votes
Britta Bomhard	137,711,062	—	3,677,067	4,290,932
Susan E. Cates	139,352,381	—	2,035,748	4,290,932
Eric J. Foss	124,606,969	—	16,781,160	4,290,932
Jerry Fowden	134,522,815	—	6,865,314	4,290,932
Thomas J. Harrington	138,979,277	—	2,408,852	4,290,932
Derek R. Lewis	139,587,591	—	1,800,538	4,290,932
Lori T. Marcus	139,564,602	—	1,823,527	4,290,932
Billy D. Prim	137,063,760	—	4,324,369	4,290,932
Archana Singh	139,088,279	—	2,299,850	4,290,932
Steven P. Stanbrook	139,145,268	—	2,242,861	4,290,932

Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Certified Public Accounting Firm

At the Meeting, shareowners approved the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered certified public accounting firm for its 2023 fiscal year.

For	Against	Abstain	Broker non-votes
144,423,552	1,157,700	97,809	—

Advisory Vote on Executive Compensation

At the Meeting, shareowners approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion.

For	Against	Abstain	Broker non-votes
136,972,010	4,291,056	125,063	4,290,932

Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation

At the Meeting, shareowners determined, on an advisory basis, that the advisory vote on the executive compensation of the named executive officers of the Company should occur every year.

One Year	Two Years	Three Years	Abstain	Broker non-votes
138,857,462	39,376	2,464,086	27,205	4,290,932

Approval of Second Amended and Restated By-Laws

At the Meeting, shareowners approved the Company’s Second Amended and Restated By-Laws, which, among other changes, clarify certain procedural and information requirements for shareowners to make director nominations and address certain matters resulting from the SEC’s “universal proxy” rules.

For	Against	Abstain	Broker non-votes
139,560,763	1,786,248	41,118	4,290,932

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primo Water Corporation
(Registrant)
June 1, 2023
	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Chief Legal Officer and Secretary